UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2008 (November 12, 2008)

American Dairy, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	000-27351	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2275 Huntington Drive, #278, San Marino, California 91108
(Address, Including Zip Code, of Principal Executive Offices)

(626) 757-8885
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K filed by American Dairy, Inc. with the Securities and Exchange Commission on November 18, 2008 solely to attach certain additional exhibits omitted from the original filing.

Section 9- Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1
Supplemental Indenture, dated as of November 12, 2008, to the Indentures, by and among the Company, American Flying Crane Corporation and The Bank of New York Mellon, as Trustee, dated as of June 1, 2007 and June 27, 2007, respectively, as amended.

10.2	Agreement Regarding 2006 Notes, dated as of November 12, 2008, by and among the Company, Mr. Leng You-Bin and the Investors, as defined therein.

10.3	Share Pledge Agreement, dated as of November 12, 2008, by and among the Company, Mr. Leng You-Bin and The Bank of New York Mellon, as collateral agent.

10.4	First Amendment to Registration Rights Agreement, dated as of November 12, 2008, by and among the Company and the Investors, as defined therein.

10.5	Waiver Letter to Registration Rights Agreement, dated as of November 12, 2008, by and among the Company and the Investors, as defined therein.

10.6	Form of Amended and Restated 7.75% Convertible Note due October 2, 2009

10.7	Form of Amended and Restated Common Stock Purchase Warrant

99.1	Press Release, dated November 18, 2008.*

_____________________________

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DAIRY, INC.

By:	/s/ Jonathan H. Chou
Jonathan H. Chou
Chief Financial Officer

Date: November 21, 2008

INDEX TO EXHIBITS

Exhibit Number	Description

10.1
Supplemental Indenture, dated as of November 12, 2008, to the Indentures, by and among the Company, American Flying Crane Corporation and The Bank of New York Mellon, as Trustee, dated as of June 1, 2007 and June 27, 2007, respectively, as amended.

10.2	Agreement Regarding 2006 Notes, dated as of November 12, 2008, by and among the Company, Mr. Leng You-Bin, and the Investors, as defined therein.

10.3	Share Pledge Agreement, dated as of November 12, 2008, by and among the Company, Mr. Leng You-Bin, and The Bank of New York Mellon, as collateral agent.

10.4	First Amendment to Registration Rights Agreement, dated as of November 12, 2008, by and among the Company and the Investors, as defined therein.

10.5	Waiver Letter to Registration Rights Agreement, dated as of November 12, 2008, by and among the Company and the Investors, as defined therein.

10.6	Form of Amended and Restated 7.75% Convertible Note due October 2, 2009

10.7	Form of Amended and Restated Common Stock Purchase Warrant